UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2026

POPULAR, INC.

(Exact name of registrant as specified in its charter)

Puerto Rico	001-34084	66-0667416
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

209 Muñoz Rivera Avenue Hato Rey, Puerto Rico	00918
(Address of principal executive offices)	(Zip code)

(787) 765-9800

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	BPOP	The NASDAQ Stock Market
6.125% Cumulative Monthly Income Trust Preferred Securities	BPOPM	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Recognized Subsequent Event

On November 9, 2026, Popular, Inc. (the “Corporation”) filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2026 (the “Form 10-Q”). The Form 10-Q disclosed that, after the issuance of the Corporation’s press release announcing its unaudited financial results for the quarter ended September 30, 2026, a borrower in the quick service restaurant industry with a commercial and industrial loan relationship with Banco Popular de Puerto Rico substantially ceased operations and filed for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code. The relationship had entered nonperforming status during the second quarter of 2026 and certain reserves and charge-offs related to this relationship had already been recorded during the third quarter of 2026. The Corporation evaluated these events and determined that they constituted a recognized subsequent event requiring adjustment of its interim consolidated financial statements for the quarter ended September 30, 2026, which had not yet been issued. Accordingly, the Corporation recognized an additional provision for credit losses in connection with that relationship in the amount of $38 million for the quarter ended September 30, 2026. The Corporation expects these developments to also result in an additional charge-off related to the relationship in the fourth quarter of 2026. See Note 27, Subsequent Events, to the interim consolidated financial statements included in the Form 10-Q for further information.

Financial Highlights

As a result of the additional provision for credit losses described above, certain amounts reported in the press release announcing the Corporation’s unaudited financial results for the quarter ended September 30, 2026 have been updated. The table below includes the updated Financial Highlights after the recognized subsequent event, compared to the figures included in the Corporation’s earnings release for the quarter ended September 30, 2026:

($ in thousands, except per share information)

	Quarter ended
	30-Sep-26 (updated)	30-Sep-26 (as issued on earnings release)	∆
EARNINGS
Provision for Credit Losses	$96,716	$58,593	$38,123
Net Interest Income After Provision for Credit Losses	602,214	640,337	(38,123)
Income Tax Expense	29,897	44,071	(14,174)
Net Income	$242,385	$266,334	($23,949)
BALANCE SHEET
Allowance for Credit Losses	$808,810	$770,687	$38,123
Total Loans Held-in-Portfolio, Net	39,233,846	39,271,969	(38,123)
Other Assets	1,845,682	1,831,386	14,296
Total Assets	$77,735,045	$77,758,872	($23,827)
CAPITAL
Common Equity Tier 1 Capital	16.01%	16.06%	-5 bps
Total Capital	17.78%	17.84%	-6 bps
Tier 1 Leverage	8.49%	8.52%	-3 bps
PER SHARE DATA
Basic EPS	$3.84	$4.21	($0.37)
Diluted EPS	$3.83	$4.21	($0.38)
Tangible Book Value Per Share (Non-GAAP) [1]	$85.92	$86.30	($0.38)
FINANCIAL RATIOS
Return on Average Tangible Common Equity (ROTCE) (Non-GAAP) [1]	14.39%	15.80%	-141 bps
Allowance for Credit Losses to Loans Held-in-Portfolio	2.02%	1.92%	10 bps
Allowance for Credit Losses to Non-Performing Loans (excluding held-for-sale)	173.64%	165.46%	8.18 pts

[1]	Non-GAAP measures are intended to supplement, and should not be considered a substitute for, GAAP results. See Schedule 1 for additional information and a reconciliation to GAAP financial measures.

The Financial Highlights table below presents updated results for the quarter ended September 30, 2026 and related variances against the prior period and against the same period in the prior year:

($ in thousands, except per share information)

	Quarters ended
	30-Sep-26 (updated)	30-Jun-26	∆ vs 30-Jun-26	30-Sep-25	∆ vs 30-Sep-25
EARNINGS
Provision for Credit Losses	$96,716	$65,873	$30,843	$75,125	$21,591
Net Interest Income After Provision for Credit Losses	602,214	627,546	(25,332)	571,380	30,834
Income Tax Expense	29,897	45,747	(15,850)	35,971	(6,074)
Net Income	$242,385	$278,214	($35,829)	$211,317	$31,068
BALANCE SHEET
Allowance for Credit Losses	$808,810	$784,832	$23,978	$786,220	$22,590
Total Loans Held-in-Portfolio, Net	39,233,846	38,965,030	268,816	37,900,938	1,332,908
Other Assets	1,845,682	1,762,221	83,461	1,744,886	100,796
Total Assets	$77,735,045	$78,972,300	($1,237,255)	$75,065,798	$2,669,247
CAPITAL
Common Equity Tier 1 Capital	16.01%	16.08%	-7 bps	15.79%	22 bps
Total Capital	17.78%	17.85%	-7 bps	17.58%	20 bps
Tier 1 Leverage	8.49%	8.57%	-8 bps	8.48%	1 bp
PER SHARE DATA
Basic EPS	$3.84	$4.35	($0.51)	$3.15	$0.69
Diluted EPS	$3.83	$4.35	($0.52)	$3.14	$0.69
Tangible Book Value Per Share (Non-GAAP) [1]	$85.92	$87.94	($2.02)	$79.12	$6.80
FINANCIAL RATIOS
Return on Average Tangible Common Equity (ROTCE) (Non-GAAP) [1]	14.39%	17.02%	-263 bps	13.06%	133 bps
Allowance for Credit Losses to Loans Held-in-Portfolio	2.02%	1.97%	5 bps	2.03%	-1 bp
Allowance for Credit Losses to Non-Performing Loans (excluding held-for-sale)	173.64%	189.83%	-16.19 pts	156.55%	17.09 pts

[1]	Non-GAAP measures are intended to supplement, and should not be considered a substitute for, GAAP results. See Schedule 1 for additional information and a reconciliation to GAAP financial measures.

The earnings press release and the conference call presentation in the investor relations section of the Corporation’s website have been updated to give effect to the additional provision for credit losses referred to in Note 27, Subsequent Events, to the interim consolidated financial statements included in the Form 10-Q.

Full Year 2026 Outlook

In addition, the press release announcing the Corporation’s unaudited financial results for the quarter ended September 30, 2026 included an update to the Corporation’s full year 2026 outlook. The updated guidance included in the earnings press release included guidance for net charge-offs (“NCOs”) for 2026 of 80 bps – 90 bps. As a result of the expected fourth quarter charge-off described above, the Corporation now expects NCOs for 2026 to be in the range of 90 bps – 95 bps. Except for the NCO guidance, the Corporation has not updated the remainder of the full year 2026 outlook included in the press release, which was provided based on information known to the Corporation as of the date of the press release.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including without limitation those regarding the Corporation’s business, financial condition, results of operations, plans, objectives, outlook and future performance. These statements are not guarantees of future performance, are based on management’s current expectations and, by their nature, involve risks, uncertainties, estimates and assumptions. Potential factors, some of which are beyond the Corporation’s control, could cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. All statements contained herein that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “continues,” “expect,” “estimate,” “intend,” “project” and similar expressions, and future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, are generally intended to identify forward-looking statements.

More information on the risks and important factors that could affect the Corporation’s future results and financial condition is included in its Form 10-K for the year ended December 31, 2025, its Form 10-Q for the quarter ended March 31, 2026, its Form 10-Q for the quarter ended June 30, 2026 and its Form 10-Q for the quarter ended September 30, 2026. Our filings are available on the Corporation’s website (www.popular.com) and on the Securities and Exchange Commission website (www.sec.gov). The Corporation assumes no obligation to update or revise any forward-looking statements or information which speak as of their respective dates.

Schedule 1

Reconciliation to GAAP Financial Measures

The tangible common equity ratio and tangible book value per common share are commonly used by banks and analysts in conjunction with more traditional bank capital ratios to compare the capital adequacy of banking organizations with significant amounts of goodwill or other intangible assets, typically stemming from the use of the purchase accounting method for mergers and acquisitions. Return on average tangible common equity is also a measure commonly used by banks and analysts to measure the return on that tangible common equity. We present return on average tangible common equity with and without the impact of unrealized (gains) losses on available for sale (“AFS”) securities, including those transferred to held-to-maturity (“HTM”), in the denominator because we believe that adding back the impact of unrealized (gains) losses on AFS securities including those transferred to HTM to the denominator provides meaningful information about the Corporation’s return on capital. Unless otherwise indicated, references to “ROTCE” in this Form 8-K mean return on average tangible common equity as adjusted to add back unrealized (gains) losses on AFS securities, including those transferred to HTM. Neither tangible common equity nor tangible assets or related measures should be used in isolation or as a substitute for stockholders’ equity, total assets or any other measure calculated in accordance with GAAP.

The tables below present the updated reconciliation for the aforementioned non-GAAP financial measures for the quarter ended September 30, 2026, as well as the prior period and the same period in the prior year:

(In thousands, except share or per share information)

	Quarters ended
	30-Sep-26	30-Jun-26	30-Sep-25
Total stockholders’ equity	$6,214,896	$6,433,005	$6,115,672
Less: Preferred stock	(22,143)	(22,143)	(22,143)
Less: Goodwill	(789,954)	(789,954)	(789,954)
Less: Other intangibles	(3,924)	(4,308)	(5,460)
Total tangible common equity	$5,398,875	$5,616,600	$5,298,115
Total assets	$77,735,045	$78,972,300	$75,065,798
Less: Goodwill	(789,954)	(789,954)	(789,954)
Less: Other intangibles	(3,924)	(4,308)	(5,460)
Total tangible assets	$76,941,167	$78,178,038	$74,270,384
Tangible common equity to tangible assets	7.02%	7.18%	7.13%
Common shares outstanding at end of period	62,834,136	63,866,681	66,959,866
Tangible book value per common share	$85.92	$87.94	$79.12

(In thousands)

	Quarterly average
	30-Sep-26	30-Jun-26	30-Sep-25[1]
Total stockholders’ equity	$6,435,638	$6,354,694	$6,882,514
Less: Preferred Stock	(22,143)	(22,143)	(22,143)
Less: Goodwill	(789,954)	(789,954)	(802,812)
Less: Other intangibles	(4,177)	(4,559)	(5,714)
Total tangible common equity before adjusting for the impact of unrealized (gains) losses on AFS securities including those transferred to HTM	$5,619,364	$5,538,038	$6,051,845
Return on average tangible common equity before adjusting for the impact of unrealized (gains) losses on AFS securities including those transferred to HTM	17.09%	20.12%	13.83%
Add: Average unrealized (gains) losses on AFS securities	903,931	824,631	61,027
Add: Average unrealized (gains) losses on AFS securities transferred to HTM	150,274	184,136	296,934
Total tangible common equity after adding back of impact of unrealized (gains) losses on AFS securities, including those transferred to HTM	$6,673,569	$6,546,805	$6,409,806
ROTCE	14.39%	17.02%	13.06%

[1]	Average balances exclude unrealized gains or losses on debt securities available-for-sale.

Item 9.01.	Financial Statements and Exhibits.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPULAR, INC. (Registrant)

Date: November 9, 2026	By:	/s/ Denissa M. Rodríguez
Denissa M. Rodríguez
Senior Vice President and Corporate Comptroller